                                                   CENTEX DEVELOPMENT EXHIBIT 24


                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints J. Stephen Bilheimer with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in- Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 registering the issuance and sale of up to 1,000,000 shares of the Common Stock of Centex Corporation and corresponding beneficial interests in the 900 warrants to purchase Class B units of limited partnership interest in the Company as described therein, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of May, 1998.




                                             /s/ JOSIAH O. LOW, III
                                             --------------------------------
                                             Josiah O. Low, III
                                             Director
                                             Centex Development Company, L.P.

                                                   CENTEX DEVELOPMENT EXHIBIT 24


                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints J. Stephen Bilheimer with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in- Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 registering the issuance and sale of up to 1,000,000 shares of the Common Stock of Centex Corporation and corresponding beneficial interests in the 900 warrants to purchase Class B units of limited partnership interest in the Company as described therein, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of May, 1998.




                                             /s/ DAVID M. SHERER
                                             --------------------------------
                                             David M. Sherer
                                             Director
                                             Centex Development Company, L.P.